Exhibit 10.18

SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

AND OTHER LOAN DOCUMENTS

This SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS (this “Amendment”) is made as of the 3rd day of December, 2012, by and among LTN STAFFING, LLC, a Delaware limited liability company (“LTN Staffing”), BG STAFFING, LLC, a Delaware limited liability company (“BG Staffing”), BG PERSONNEL SERVICES, LP, a Texas limited partnership (“BG Personnel Services”), BG PERSONNEL, LP, a Texas limited partnership (“BG Personnel”), and B G STAFF SERVICES INC., a Texas corporation (“B G Staff Services”, and together with LTN Staffing, BG Staffing, BG Personnel Services and BG Personnel, collectively, “Borrowers” and each a “Borrower”), and FIFTH THIRD BANK, an Ohio banking corporation, successor by merger with Fifth Third Bank, a Michigan banking corporation (“Lender”).

WITNESSETH:

WHEREAS, Borrowers and Lender are parties to that certain Loan and Security Agreement dated as of May 24, 2010, as amended from time to time (as amended, and as it may be further amended, restated, modified or supplemented and in effect from time to time, the “Loan Agreement”); and

WHEREAS, BG Staffing, American Partners, Inc., a Rhode Island corporation (“API”), and Thomas Leonard, Justin Franks and Ronald Wnek (collectively, “API Selling Persons”), have entered into that certain Asset Purchase Agreement dated as of December 3, 2012 (the “API Purchase Agreement”), providing for the purchase by BG Staffing of certain of the assets of and the assumption by BG Staffing of certain liabilities of API, in accordance with the terms thereof (the “API Purchase Transaction”); and

WHEREAS, Borrowers have requested that Lender consent to the API Purchase Transaction and amend the Loan Agreement and the other Loan Documents in certain respects, and Lender is agreeable to such request, on and subject to the terms and conditions set forth herein;

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.           Definitions. Capitalized terms used herein which are defined in the Loan Agreement and not otherwise defined herein are used with the meanings given such terms in the Loan Agreement.

2.           Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a)          by amending and restating each of the following definitions in Section 1.1 as follows:

“Applicable Margin” shall mean the rate per annum added to the LIBOR Rate to determine the Revolving Interest Rate and the Term Interest Rate as determined by the Senior Funded Indebtedness to EBITDA Ratio of Borrowers for the prior fiscal quarter, effective as of any Interest Rate Change Date, as set forth below:

Senior Funded Indebtedness to EBITDA Ratio	Applicable Margin for Revolving Loans	Applicable Margin for Term Loan
>2.50 to 1.00	3.75%	4.50%
≤2.50 to 1.00 but >2.25 to 1.00	3.50%	4.25%
≤2.25 to 1.00 but >2.00 to 1.00	3.25%	4.00%
≤2.00 to 1.00	3.00%	3.75%

“Borrowing Base Amount” shall mean an amount equal to eighty percent (80%) of the net amount (after deduction of such reserves and allowances as Lender deems proper and necessary) of all Eligible Accounts.

“EBITDA” shall mean for any period, the consolidated net income of Borrowers, determined in accordance with GAAP consistently applied, plus (i) Interest Expense for such period, plus (ii) federal and state income taxes of Borrowers for such period, plus (iii) all depreciation and amortization of capitalized costs for such period, plus (iv) actual closing costs in an amount not to exceed $500,000 incurred by Borrowers in connection with closing the Extrinsic Purchase Transaction, provided that such closing costs are verified by Lender and consented to by Lender in its sole discretion, plus (v) actual closing costs in an amount not to exceed $400,000 incurred by Borrowers in connection with closing the API Purchase Transaction, provided that such closing costs are verified by Lender and consented to by Lender in its sole discretion.

“Earn Out Payments” shall mean, collectively, (i) those payments made or required to be made by LTN Staffing and BG Staffing pursuant to Section 1.8 of the Purchase Agreement; provided, however, the maximum amount of Earn Out Payments made shall not exceed $250,000.00 for each of the first two (2) full consecutive twelve (12) month periods commencing after May 24, 2010, and $500,000.00 in the aggregate, (ii) those payments made or required to be made by LTN Staffing pursuant to Section 1.6 of the JNA Purchase Agreement, (iii) those payments made or required to be made by BG Staffing pursuant to Section 1.6 of the Extrinsic Purchase Agreement, and (iv) those payments made or required to be made by BG Staffing pursuant to Section 1.6 of the API Purchase Agreement.

“Letter of Credit Commitment” shall mean, at any time, an amount equal to One Hundred Thousand and No/100 Dollars ($100,000.00).

“Letter of Credit Maturity Date” shall mean June 15, 2014.

“Revolving Loan Availability” shall mean, at any time, an amount equal to the lesser of (a) the Revolving Loan Commitment minus the Letter of Credit Obligations, or (b) the Borrowing Base Amount minus the Letter of Credit Obligations.

“Revolving Loan Commitment” shall mean Twelve Million and No/100 Dollars ($12,000,000.00).

“Term Interest Rate” shall mean the LIBOR Rate plus the Applicable Margin.

“Term Loan Commitment” shall mean Seven Million One Hundred Thirty-Five Thousand and No/100 Dollars ($7,135,000.00).

(b)          by inserting the following definitions to Section 1.1 in their respective proper alphabetical order:

“API” shall mean American Partners, Inc., a Rhode Island corporation.

“API Purchase Agreement” shall mean that certain Asset Purchase Agreement dated as of December 3, 2012 by and among BG Staffing, API and API Selling Persons.

“API Purchase Transaction” shall mean the purchase by BG Staffing of certain of the assets of and the assumption by BG Staffing of certain liabilities of API, pursuant to the terms of the API Purchase Agreement.

“API Selling Persons” shall mean, collectively, Thomas Leonard, Justin Franks and Ronald Wnek.

(c)          by amending and restating Section 2.2(a) in its entirety to read as follows:

(a)          Term Loan Commitment. Lender has heretofore made to Borrowers a term loan in the principal amount of $6,000,000.00, of which $4,635,000.00 is outstanding as of December 3, 2012 prior to the closing of the transactions contemplated on such date. On December 3, 2012, the amount of such term loan is being increased such that the amount outstanding as of December 3, 2012 after the closing of the transactions contemplated on such date is equal to the amount of the Term Loan Commitment. As of December 3, 2012, and after the closing of the transactions contemplated on such date, the Term Loan in the amount of the Term Loan Commitment (i) shall be deemed to be an obligation of and indebtedness of Borrowers, jointly and severally, (ii) shall be deemed to be outstanding under this Agreement, and (iii) shall be subject to all of the terms and conditions stated in this Agreement. The Term Loan may be prepaid in whole or in part at any time subject to Section 2.2(d), but shall be due in full on the Term Loan Maturity Date, unless the credit extended under the Term Loan is otherwise accelerated, terminated or extended as provided in this Agreement.

(d)          by amending and restating Section 2.2(c) in its entirety to read as follows:

(c)          Term Loan Principal Payments. The outstanding principal balance of the Term Loan shall be repaid as follows (i) equal monthly principal installments each in the amount of One Hundred Ninety-Eight Thousand One Hundred Ninety-Four and 44/100 Dollars ($198,194.44), together with an additional amount representing accrued and unpaid interest on the principal amount of the Term Loan outstanding as set forth above, beginning on January 1, 2013 and continuing on the first day of each month thereafter, with a final payment of all outstanding principal and accrued interest due on the Term Loan Maturity Date. Principal amounts repaid on the Term Note may not be borrowed again.

(e)          by amending and restating Section 2.2(d) in its entirety to read as follows:

(d)          Term Loan Mandatory Prepayment. Borrowers shall make a prepayment of the outstanding principal amount of the Term Loan until paid in full upon the occurrence of any of the following events, at the following times and in the following amounts:

(i)          Concurrently with the receipt by any of the Borrowers of any Net Cash Proceeds from any Asset Disposition, in an amount equal to 100% of such Net Cash Proceeds.

All such prepayments shall be applied to the principal balance of the Term Loan and shall not reduce the amounts of future monthly installments.

(f)          by amending and restating Section 9.1(iv) in its entirety to read as follows:

(iv)        Subordinated Debt, consisting of 2007 Subordinated Debt in an outstanding principal amount not to exceed $9,000,000. Such 2007, Subordinated Debt shall be subject to the terms of the 2007 Subordination Agreement or such other subordination agreement acceptable to Lender in its sole discretion; and

(g)          by amending and restating Section 10.2 in its entirety to read as follows:

10.2         Senior Funded Indebtedness to EBITDA. As of the end of each fiscal quarter of Borrowers for the four quarter period then ending, Borrowers shall not permit the Senior Funded Indebtedness to EBITDA Ratio to be greater than the maximum amount set forth below for the corresponding period set forth below:

Four Quarters Ended In:	Maximum Ratio
December 2012	2.75 to 1.00
March 2013	2.75 to 1.00
June 2013	2.50 to 1.00
September 2013	2.50 to 1.00
December 2013	2.25 to 1.00
March 2014	2.25 to 1.00
June 2014 and the end of each quarter ended thereafter	2.00 to 1.00

3.           Amendment to the Revolving Note. That certain Fourth Amended and Restated Revolving Note dated as of November 21, 2011 executed jointly and severally by Borrowers and made payable to the order of Lender in the maximum principal amount of $5,500,000.00 (the “Existing Revolving Note”) is hereby replaced with that certain Fifth Amended and Restated Revolving Note dated as of even date herewith executed jointly and severally by Borrowers and made payable to the order of Lender in the maximum principal amount of $12,000,000.00 (the “Fifth Amended and Restated Revolving Note”). The Fifth Amended and Restated Revolving Note amends and restates in its entirety the Existing Revolving Note and evidences a renewal and an increase of the indebtedness evidenced by the Existing Revolving Note. Nothing contained in the Fifth Amended and Restated Revolving Note shall be deemed to be payment and satisfaction or a novation of the indebtedness evidenced by the Existing Revolving Note. References to the “Revolving Note” in the Loan Agreement and the other Loan Documents shall be deemed to mean the Fifth Amended and Restated Revolving Note.

4.           Amendment to the Term Note. That certain Third Amended and Restated Term Note dated as of November 21, 2011 executed jointly and severally by Borrowers and made payable to the order of Lender in the principal amount of $6,000,000.00 (the “Existing Term Note”) is hereby replaced with that certain Fourth Amended and Restated Term Note dated as of even date herewith executed jointly and severally by Borrowers and made payable to the order of Lender in the principal amount of $7,135,000.00 (the “Fourth Amended and Restated Term Note”). The Fourth Amended and Restated Term Note amends and restates in its entirety the Existing Term Note and evidences a renewal and an increase of, as well as the current outstanding principal balance as of the date hereof of, the indebtedness evidenced by the Existing Term Note. Nothing contained in the Fourth Amended and Restated Term Note shall be deemed to be payment and satisfaction or a novation of the indebtedness evidenced by the Existing Term Note. References to the “Term Note” in the Loan Agreement and the other Loan Documents shall be deemed to mean the Fourth Amended and Restated Term Note.

5.           Amendment to the Other Loan Documents. The other Loan Documents are hereby amended to the extent necessary to be consistent with the foregoing amendments to the Loan Agreement, the Revolving Note and the Term Note.

6.           Consent to API Purchase Transaction. Subject to the terms and conditions hereof, Lender hereby consents to the API Purchase Transaction. The consent set forth herein shall be effective only in the specific instance and for the specific purpose set forth herein and shall neither extend to any other violations under, or default of, the Loan Agreement or any of the other Loan Documents, nor shall this consent prejudice any rights or remedies of Lender under the Loan Agreement or any of the other Loan Documents with respect to matters not specifically addressed hereby.

7.           Reaffirmation and Confirmation of Security Interests. Each Borrower hereby confirms to Lender that such Borrower has granted to Lender a security interest in or Lien upon substantially all of the property of such Borrower, including, without limitation, the Collateral, to secure the Obligations. Each Borrower hereby reaffirms its grant of such security interest and Lien to Lender for such purpose in all respects.

In addition to the foregoing:

(a)          LTN Staffing hereby confirms to Lender that LTN Staffing has granted to Lender a security interest in or Lien upon the Pledged Collateral (as defined in that certain Membership Interests Security Agreement dated as of May 24, 2010 by and between LTN Staffing and Lender (as amended, restated, modified or supplemented and in effect from time to time, the “LTN Staffing Membership Interests Security Agreement”)), to secure the Liabilities (as defined in the LTN Staffing Membership Interests Security Agreement), under and pursuant to the LTN Staffing Membership Interests Security Agreement. LTN Staffing hereby expressly agrees that the Lien on the Pledged Collateral shall secure all of the Liabilities (as defined in the LTN Staffing Membership Interests Security Agreement), including, without limitation, the Loans, and hereby reaffirms its grant of such security interest and Lien to Lender for such purpose in all respects.

(b)          LTN Staffing hereby confirms to Lender that LTN Staffing has granted to Lender a security interest in or Lien upon the Pledged Collateral (as defined in that certain Partnership Interests Security Agreement dated as of May 24, 2010 by and between LTN Staffing and Lender (as amended, restated, modified or supplemented and in effect from time to time, the “LTN Staffing Partnership Interests Security Agreement”)), to secure the Liabilities (as defined in the LTN Staffing Partnership Interests Security Agreement), under and pursuant to the LTN Staffing Partnership Interests Security Agreement. LTN Staffing hereby expressly agrees that the Lien on the Pledged Collateral shall secure all of the Liabilities (as defined in the LTN Staffing Partnership Interests Security Agreement), including, without limitation, the Loans, and hereby reaffirms its grant of such security interest and Lien to Lender for such purpose in all respects.

(c)          BG Staffing hereby confirms to Lender that BG Staffing has granted to Lender a security interest in or Lien upon the Pledged Collateral (as defined in that certain Partnership Interests Security Agreement dated as of May 24, 2010 by and between BG Staffing and Lender (as amended, restated, modified or supplemented and in effect from time to time, the “BG Staffing Partnership Interests Security Agreement”)), to secure the Liabilities (as defined in the BG Staffing Partnership Interests Security Agreement), under and pursuant to the BG Staffing Partnership Interests Security Agreement. LTN Staffing hereby expressly agrees that the Lien on the Pledged Collateral shall secure all of the Liabilities (as defined in the BG Staffing Partnership Interests Security Agreement), including, without limitation, the Loans, and hereby reaffirms its grant of such security interest and Lien to Lender for such purpose in all respects.

(d)          LTN Staffing hereby confirms to Lender that LTN Staffing has granted to Lender a security interest in or Lien upon the Pledged Collateral (as defined in that certain Securities Pledge Agreement dated as of May 24, 2010 by and between LTN Staffing and Lender (as amended, restated, modified or supplemented and in effect from time to time, the “LTN Staffing Securities Pledge Agreement”)), to secure the Liabilities (as defined in the LTN Staffing Securities Pledge Agreement), under and pursuant to the LTN Staffing Securities Pledge Agreement. LTN Staffing hereby expressly agrees that the Lien on the Pledged Collateral shall secure all of the Liabilities (as defined in the LTN Staffing Securities Pledge Agreement), including, without limitation, the Loans, and hereby reaffirms its grant of such security interest and Lien to Lender for such purpose in all respects.

8.           Representations and Warranties. Each Borrower hereby represents, warrants and covenants to Lender that:

(a)          Authorization. Each Borrower is duly authorized to execute and deliver this Amendment and all deliveries required hereunder, and is and will continue to be duly authorized to borrow monies under the Loan Agreement, as amended hereby, and to perform its obligations under the Loan Agreement and the other Loan Documents.

(b)          No Conflicts. The execution and delivery of this Amendment and all deliveries required hereunder, and the performance by each Borrower of its obligations under the Loan Agreement and the other Loan Documents do not and will not conflict with any provision of law or of the charter or by-laws, operating agreement or partnership agreement of any Borrower or of any agreement binding upon any Borrower.

(c)          Validity and Binding Effect. This Amendment, the Loan Agreement and the other Loan Documents are a legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.

(d)          No Events of Default. As of the date hereof, no default or Event of Default under the Loan Agreement or any of the other Loan Documents has occurred or is continuing.

(e)          Warranties. As of the date hereof, the representations and warranties in the Loan Agreement and the other Loan Documents are true and correct as though made on such date, except where a different date is specifically indicated.

9.           Conditions to Effectiveness. This Amendment shall be deemed to be effective as of the date hereof (the “Amendment Effective Date”), and the effectiveness of this Amendment shall be subject to, the satisfaction of all of the following conditions:

(a)          This Amendment, duly authorized and fully executed by each Borrower and Lender, and the Consent and Ratification of Guaranty and the Consent and Ratification of Membership Interests Security Agreement, each attached hereto and made a part hereof, each duly authorized and fully executed by the parties thereto, shall have been delivered to Lender.

(b)          The Fifth Amended and Restated Revolving Note, duly authorized and fully executed by each Borrower, shall have been delivered to Lender.

(c)          The Fourth Amended and Restated Term Note, duly authorized and fully executed by each Borrower, shall have been delivered to Lender.

(d)          A fully-executed copy of the API Purchase Agreement, together with all other agreements, documents or instruments executed or to be delivered in connection with the API Purchase Transaction, shall have been delivered to Lender, and all of the conditions to closing the API Purchase Transaction as set forth under the API Purchase Agreement shall have been performed to the satisfaction of Lender.

(e)          That certain Assignment of Undertakings Under Purchase Agreement, duly authorized and fully executed by BG Staffing and consented to by API, in form and substance acceptable to Lender, shall have been delivered to Lender.

(f)          That certain Fourth Amendment to Subordination and Intercreditor Agreement dated as of even date herewith, in form and substance acceptable to Lender, duly authorized and fully executed by each of the 2007 Subordinated Creditors, shall have been delivered to Lender.

(g)          A Capital Contribution Agreement dated as of even date herewith by and among Taglich Private Equity, LLC, Borrowers and Lender, in form and substance acceptable to Lender, shall have been delivered to Lender.

(h)          An aged schedule of the Accounts of API, listing the name and amount due from each Account Debtor and showing the aggregate amounts due from (a) 0-30 days, (b) 31-60 days, (c) 61-90 days and (d) more than 90 days, and certified as accurate by API’s treasurer or chief financial officer, shall have been delivered to Lender.

(i)          A Borrowing Base Certificate which includes the Accounts of API shall have been delivered to Lender.

(j)          Evidence that the 2007 Subordinated Creditors have consented to the API Purchase Transaction, in form and substance acceptable to Lender.

(k)          If required by Lender, Certificates of Insurance with respect to property and liability insurance of Borrowers, showing Lender as certificate holder, lenders loss payee with respect to property insurance, and showing Lender as certificate holder and additional insured with respect to liability insurance, together a lender’s loss payable endorsement, shall have been delivered to Lender.

(l)          Resolutions shall have been adopted by Guarantor’s board of managers authorizing the execution, delivery and performance of the Consents and Ratifications to this Amendment, and a copy thereof, certified by a manager of Guarantor, together with a certificate of a manager of Guarantor stating that there have been no amendments, modifications or changes to Guarantor’s Certificate of Formation since November 21, 2011 and certifying that attached thereto are true, correct and complete copies of the Amended and Restated Limited Liability Company Agreement of the Company and all amendments thereto, shall have been delivered to Lender.

(m)          Resolutions shall have been adopted by LTN Staffing’s members authorizing the execution, delivery and performance of this Amendment, the Fifth Amended and Restated Revolving Note, the Fourth Amended and Restated Term Note and the other documents to be delivered in connection herewith, and a copy thereof, certified by a member of LTN Staffing, together with a certificate of a member of LTN Staffing stating that there have been no amendments, modifications or changes to LTN Staffing’s Certificate of Formation or Limited Liability Company Agreement since November 21, 2011, shall have been delivered to Lender.

(n)          Resolutions shall have been adopted by BG Staffing’s members authorizing the execution, delivery and performance of this Amendment, the Fifth Amended and Restated Revolving Note, the Fourth Amended and Restated Term Note, the Extrinic Purchase Agreement and the other documents to be delivered in connection herewith, and a copy thereof, certified by a member of BG Staffing, together with a certificate of a member of BG Staffing stating that there have been no amendments, modifications or changes to BG Staffing’s Certificate of Formation or Limited Liability Company Agreement since November 21, 2011, shall have been delivered to Lender.

(o)          Resolutions shall have been adopted by BG Staffing’s members authorizing the execution, delivery and performance of this Amendment, the Fifth Amended and Restated Revolving Note, the Fourth Amended and Restated Term Note and the other documents to be delivered in connection herewith, on behalf of and as the general partner of BG Personnel Services, certified by a member of BG Staffing, together with a certificate of a member of BG Staffing stating that there have been no amendments, modifications or changes to BG Personnel Services’ Certificate of Limited Partnership or Limited Partnership Agreement, or to BG Staffing’s Certificate of Formation or Limited Liability Company Agreement, in each case since November 21, 2011, shall have been delivered to Lender.

(p)          Resolutions shall have been adopted by BG Staffing’s members authorizing the execution, delivery and performance of this Amendment, the Fifth Amended and Restated Revolving Note, the Fourth Amended and Restated Term Note and the other documents to be delivered in connection herewith, on behalf of and as the general partner of BG Personnel, certified by a member of BG Staffing, together with a certificate of a member of BG Staffing stating that there have been no amendments, modifications or changes to BG Personnel’s Certificate of Limited Partnership or Limited Partnership Agreement, or to BG Staffing’s Certificate of Formation or Limited Liability Company Agreement, in each case since November 21, 2011, shall have been delivered to Lender.

(q)          Resolutions shall have been adopted by B G Staff Services’ Board of Directors authorizing the execution, delivery and performance of this Amendment, the Fifth Amended and Restated Revolving Note, the Fourth Amended and Restated Term Note and the other documents to be delivered in connection herewith, and a copy thereof, certified by the duly elected and acting President of B G Staff Services, together with a certificate of the duly elected and acting President of B G Staff Services stating that there have been no amendments, modifications or changes to B G Staff Services’ Articles of Incorporation or By-Laws since November 21, 2011, shall have been delivered to Lender.

(r)          (i) An amendment fee in the amount of $90,000.00, (ii) a note processing fee with respect to the Revolving Loans in the amount of $900.00, and (ii) a note processing fee with respect to the Term Loan in the amount of $900.00, shall in each case have been paid by Borrowers to Lender.

(s)          Each of the other conditions of borrowing set forth in Section 3 of the Loan Agreement (including, without limitation, Sections 3.2, 3.3, 3.4 and 3.5) shall have been met to the satisfaction of Lender.

(t)          Such other documents, instruments or agreements as Lender may reasonably request in order to effectuate fully the transactions contemplated herein shall have been duly executed and delivered to Lender.

10.         Costs and Expenses. Borrowers shall jointly and severally pay all costs and expenses in connection with the preparation of this Amendment and other related loan documents, including, without limitation, reasonable attorneys’ fees.

11.         Miscellaneous.

(a)          Captions. Section captions and headings used in this Amendment are for convenience only and are not part of and shall not affect the construction of this Amendment.

(b)          Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles. Whenever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(c)          Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall together constitute but one and the same document.

(d)          Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(e)          References. From and after the Amendment Effective Date, any reference to the Loan Agreement or the other Loan Documents contained in any notice, request, certificate or other instrument, document or agreement executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

(f)          Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Loan Agreement. The parties hereto expressly do not intend to extinguish the Loan Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Loan Agreement and secured by the Collateral. The Loan Agreement and each of the other Loan Documents, except as modified hereby, remain in full force and effect and are hereby reaffirmed in all respects.

(g)          Customer Identification - USA Patriot Act Notice; OFAC and Bank Secrecy Act. Lender hereby notifies each Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the “Act”), and Lender’s policies and practices, Lender is required to obtain, verify and record certain information and documentation that identifies such Borrower, which information includes the name and address of such Borrower and such other information that will allow Lender to identify such Borrower in accordance with the Act. In addition, each Borrower shall (a) ensure that no person who owns a controlling interest in or otherwise controls such Borrower or any subsidiary of such Borrower is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control (“OFAC”), the Department of the Treasury or included in any Executive Orders, (b) not use or permit the use of the proceeds of the Loan to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto, and (c) comply, and cause any of its subsidiaries to comply, with all applicable Bank Secrecy Act (“BSA”) laws and regulations, as amended.

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IN WITNESS WHEREOF, the parties have executed this Sixth Amendment to Loan and Security Agreement and Other Loan Documents as of the date first set forth above.

BORROWERS:

LTN STAFFING, LLC, a Delaware limited liability company

By:	/s/ L. Allen Baker, Jr.
Name:	L. Allen Baker, Jr.
Title:	President and Chief Executive Officer

BG STAFFING, LLC, a Delaware limited liability company

By:	LTN Staffing, LLC, a Delaware limited liability company
Its:	Sole Member

	By:	/s/ L. Allen Baker, Jr.
	Name:	L. Allen Baker, Jr.
	Title:	President and Chief Executive Officer

BG PERSONNEL SERVICES, LP, a Texas limited partnership

By:	BG Staffing, LLC, a Delaware limited liability company
Its:	General Partner

	By:	LTN Staffing, LLC, a Delaware limited liability company
	Its:	Sole Member

		By:	/s/ L. Allen Baker, Jr.
		Name:	L. Allen Baker, Jr.
		Title:	President and Chief Executive Officer

BG PERSONNEL, LP, a Texas limited partnership

By:	BG Staffing, LLC, a Delaware limited liability company
Its:	General Partner

	By:	LTN Staffing, LLC, a Delaware limited liability company
	Its:	Sole Member

		By:	/s/ L. Allen Baker, Jr.
		Name:	L. Allen Baker, Jr.
		Title:	President and Chief Executive Officer

B G STAFF SERVICES INC., a Texas corporation

By:	/s/ L. Allen Baker, Jr.
Name:	L. Allen Baker, Jr.
Title:	President and Chief Executive Officer

LENDER:

FIFTH THIRD BANK, an Ohio banking corporation, successor by merger with Fifth Third Bank, a Michigan banking corporation

By:	/s/ Ingrid H. Deroubaix
Name:	Ingrid H. Deroubaix
Title:	Vice President

Consent and ratification OF GUARANTY

The undersigned (“Guarantor”) is a guarantor of Borrowers to Lender under the terms of that certain Continuing Unconditional Guaranty dated as of May 24, 2010 made by Guarantor in favor of Lender (as amended, restated, modified or supplemented and in effect from time to time, the “Guaranty”). Guarantor hereby expressly: (a) consents to the execution by Borrowers and Lender of the above Sixth Amendment to Loan and Security Agreement and Other Loan Documents; (b) acknowledges that “Borrowers’ Liabilities” (as defined in the Guaranty) includes all of the obligations and liabilities owing from time to time by Borrowers to Lender, including, but not limited to, the obligations and liabilities of Borrowers to Lender under the Fifth Amended and Restated Revolving Note and the Fourth Amended and Restated Term Note, each as modified, extended and/or replaced from time to time, and any other Notes (as defined in the Loan Agreement); (c) acknowledges that Guarantor does not have any set-off, defense or counterclaim to the payment or performance of any of the obligations of Borrowers under the Fifth Amended and Restated Revolving Note, the Fourth Amended and Restated Term Note or any of the other Loan Documents or Guarantor under the Guaranty; (d) reaffirms, assumes and binds itself in all respects to all of the obligations, liabilities, duties, covenants, terms and conditions that are contained in the Guaranty; (e) agrees that all such obligations and liabilities under the Guaranty shall continue in full force and that the execution and delivery of the above Sixth Amendment to Loan and Security Agreement and Other Loan Documents to, and its acceptance by, Lender shall not in any manner whatsoever (i) impair or affect the liability of Guarantor to Lender under the Guaranty, (ii) prejudice, waive, or be construed to impair, affect, prejudice or waive the rights and abilities of Lender at law, in equity or by statute, against Guarantor pursuant to the Guaranty, and/or (iii) release or discharge, nor be construed to release or discharge, any of the obligations and liabilities owing to Lender by Guarantor under the Guaranty; and (f) represents and warrants that each of the representations and warranties made by Guarantor in any of the documents executed in connection with the Loans remain true and correct as of the date hereof.

LTN ACQUISITION, LLC, a Delaware limited liability company

By:	/s/ L. Allen Baker, Jr.
Name:	L. Allen Baker, Jr.
Title:	Manager and Authorized Person

Consent and ratification OF

MEMBERSHIP INTERESTS SECURITY AGREEMENT

The undersigned (“Grantor”) is a grantor under the terms of that certain Membership Interests Security Agreement dated as of May 24, 2010 by and between Grantor and Lender (as amended, restated, modified or supplemented and in effect from time to time, the “LTN Acquisition Membership Interests Security Agreement”). Grantor hereby consents to the above Sixth Amendment to Loan and Security Agreement and Other Loan Documents and hereby confirms that Grantor has granted to Lender a security interest in the Pledged Collateral (as defined in the LTN Acquisition Membership Interests Security Agreement) to secure the Liabilities (as defined in the Membership Interests Security Agreement), under and pursuant to the LTN Acquisition Membership Interests Security Agreement.  The undersigned hereby expressly agrees that the Liens on the Pledged Collateral shall secure all of the Liabilities (as defined in the LTN Acquisition Membership Interests Security Agreement), including, without limitation, the Loans, and hereby reaffirms its grant of such security interests and Liens to Lender for such purpose in all respects.

LTN ACQUISITION, LLC, a Delaware limited liability company

By:	/s/ L. Allen Baker, Jr.
Name:	L. Allen Baker, Jr.
Title:	Manager and Authorized Person

Consent and ratification OF

SUBORDINATION AGREEMENT

Each of the undersigned (collectively, “Subordinated Creditors” and each a “Subordinated Creditor”), is a subordinated creditor to Borrower and entered into that certain Subordination and Intercreditor Agreement dated as of October 17, 2007 by and among Lender, Subordinated Creditors, and certain Borrowers and/or Guarantor, as amended from time to time (as amended, restated, modified or supplemented and in effect from time to time, the “Subordination Agreement”). Each Subordinated Creditor hereby (a) consents to the execution by Borrowers and Lender of the above Sixth Amendment to Loan and Security Agreement and Other Loan Documents, providing for, among other things, the increase of the Revolving Loan Commitment to $12,000,000 and the increase to the Term Loan Commitment to $7,135,000; (b) acknowledges that the “Senior Debt” (as defined in the Subordination Agreement) includes all of the obligations and liabilities owing from time to time by Borrowers to Lender, including, without limitation, the Obligations (which include the increased Revolving Loans and increased Term Loan); (c) acknowledges that the “Subordinated Debt” (as defined in the Subordination Agreement) and any liens and security interests of Subordinated Creditors in the Collateral (as defined in the Subordination Agreement) shall remain subordinate to the “Senior Debt” and the liens and security interests of Lender in the Collateral; (d) acknowledges that no Subordinated Creditor has any set-off, defense or counterclaim to the payment or performance of any of the obligations of such Subordinated Creditor under the Subordination Agreement; (e) reaffirms, assumes and binds itself in all respects to all of the obligations, liabilities, duties, covenants, terms and conditions that are contained in the Subordination Agreement; (f) agrees that all such obligations and liabilities under the Subordination Agreement shall continue in full force and effect and shall not be discharged, limited, impaired or affected in any manner whatsoever; (g) represents and warrants that each of the representations and warranties made by such Subordinated Creditor in any of the documents executed in connection with the Loans remain true and correct as of the date hereof; and (h) represents and warrants that it has consented to the API Purchase Transaction.

SUBORDINATED CREDITORS:

LEGG MASON SBIC MEZZANINE FUND, L.P., a Delaware limited partnership

By:	Legg Mason SBIC Mezzanine Fund Management, LLC
Its:	General Partner

	By:	/s/ Andrew L. John
	Name:	Andrew L. John
	Its:	Member

BROOKSIDE PECKS CAPITAL PARTNERS, L.P., a Delaware limited partnership

By:	Brookside Pecks Management, LLC
Its:	General Partner

	By:	/s/ Raymond F. Weldon
	Name:	Raymond F. Weldon
	Its:	Managing Director